SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  February 10, 1998




                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



          Delaware                  1-5231               36-2361282
     (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                         Identification No.)



                              One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                 (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits

     (c)  Exhibits

          (99) Press Release dated February 10, 1998 -- McDonald's To Acquire Minority Interest In Chipotle Mexican Grill


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              McDONALD'S CORPORATION

                              (Registrant)


                              By:  /s/ Gloria Santona
                                   --------------------------------------
                                   Gloria Santona
                                   Vice President, Deputy General Counsel
                                   and Secretary